UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2026

MINERALYS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41614	84-1966887
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Radnor Chester Road, Suite F200 Radnor, PA 19087
(Address of principal executive offices) (Zip Code)

(888) 378-6240
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MLYS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 11, 2026, Mineralys Therapeutics, Inc. (the Company) issued a press release announcing its financial results for the quarter ended June 30, 2026 and provided a corporate update. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2026, the Company’s Board of Directors (the Board) appointed James J. Ferguson III, M.D., as the Company’s new Chief Medical Officer, effective August 10, 2026, replacing David Rodman, M.D., who remains with the Company on a full-time basis as a Strategic Advisor. In connection with this transition, the Board also completed a detailed review of Dr. Rodman’s new functions and responsibilities and, based upon such review, determined that he no longer satisfies the definition of “officer” set forth in Rule 16a-1(f) promulgated under the Exchange Act or the definition of “executive officer” set forth in Rule 3b-7 under the Exchange Act. On August 5, 2026, Dr. Rodman entered into an amendment to his Amended and Restated Employment Letter Agreement (the Amendment) to reflect his transition into a Strategic Advisor role, effective August 10, 2026. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Letter Agreement, dated August 5, 2026, by and between David Rodman, M.D., and the Company
99.1	Press Release Issued on August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2026	MINERALYS THERAPEUTICS, INC.

	By:	/s/ Jeffrey A. Munsie
	Name:	Jeffrey A. Munsie
	Title:	Chief Legal Officer